UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): December 20, 2017
Boston Private Financial Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Massachusetts	0-17089	04-2976299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
Ten Post Office Square, Boston, Massachusetts 02109
(Address of principal executive offices)
(617) 912-1900
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
☐    Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 7.01.     Regulation FD Disclosure.
On December 20, 2017, Boston Private Financial Holdings, Inc. (the “Company”) announced an agreement, effective December 19, 2017, to sell all of its current equity interest in Anchor Capital Advisors LLC, an indirect, majority-owned subsidiary of the Company (“Anchor”), to the management team of Anchor for an upfront cash payment and a non-voting, revenue share participation interest in Anchor.  The transaction is expected to close in the first quarter of 2018.  Completion of the transaction is subject to Anchor raising financing and obtaining client consents, as well as customary closing conditions.  A copy of the press release issued by the Company is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

In addition, an investor presentation describing the above transaction will be available on the Company’s website at www.bostonprivate.com under “Investor Relations.” The investor presentation is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

The information in this Current Report on Form 8-K furnished under this Item 7.01, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. Furthermore, the information in this Current Report on Form 8-K furnished under this Item 7.01, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.

Exhibit 99.1    Press release dated December 20, 2017.
Exhibit 99.2    Investor Presentation dated December 20, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.

	By:	/S/ DAVID J. KAYE
	Name:	David J. Kaye
	Title:	Executive Vice President, Chief Financial and Administrative Officer
Date: December 20, 2017

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated December 20, 2017.
99.2	Investor Presentation dated December 20, 2017.